UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

September 16, 2023

Date of Report (Date of earliest event reported)

GOLDEN STAR ACQUISITION CORPORATION

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-41694	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

99 Hudson Street, 5th Floor,

New York, New York 10013

(Address of Principal Executive Offices, and Zip Code)

(646) 706-5365

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share, $0.001 par value, and one right	GODNU	The Nasdaq Stock Market LLC
Ordinary Shares, $0.001 par value	GODN	The Nasdaq Stock Market LLC
Rights to receive two-tenths (2/10th) of one Ordinary Share	GODNR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Merger Agreement

The Merger

Golden Star Acquisition Corporation (“Golden Star”) is a blank check company incorporated as a Cayman Islands exempted company and formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities. On September 16, 2023, Golden Star entered into a definitive Business Combination Agreement (the “Merger Agreement”) for a business combination (the “Business Combination”) with (i) Gamehaus Inc., an exempted company incorporated with limited liability in the Cayman Islands (“Gamehaus” or the “Company”), (ii) Gamehaus Holdings Inc., an exempted company incorporated with limited liability in the Cayman Islands and a wholly-owned subsidiary of the Company (“Pubco”), (iii) Gamehaus 1 Inc., an exempted company incorporated with limited liability in the Cayman Islands and a wholly-owned subsidiary of Pubco (“First Merger Sub”); (iv) Gamehaus 2 Inc., an exempted company incorporated with limited liability in the Cayman Islands and a wholly-owned subsidiary of Pubco (“Second Merger Sub” and, together with Pubco and First Merger Sub, each, individually, an “Acquisition Entity” and, collectively, the “Acquisition Entities”); and (v) G-Star Management Corporation, a British Virgin Islands company, in the capacity as, from and after the Closing, the representative for Golden Star and its shareholders (the “Sponsor”).

Pursuant to the Merger Agreement, subject to the terms and conditions set forth therein, (i) First Merger Sub will merge with and into the Company (the “First Merger”), whereby the separate existence of First Merger Sub will cease, and the Company will be the surviving corporation of the First Merger and become a wholly-owned subsidiary of Pubco; and (b) following confirmation of the effective filing of the First Merger, and as part of the same overall transaction as the First Merger, Second Merger Sub will merge with and into Golden Star (the “Second Merger”, and together with the First Merger, the “Mergers”), whereby the separate existence of Second Merger Sub will cease, and Golden Star will be the surviving corporation of the Second Merger as a wholly-owned subsidiary of Pubco.

As a result of the Mergers, among other things, (i) all outstanding Ordinary Shares of Gamehaus (except for the Company Specially Designated Ordinary Shares (as defined in the Merger Agreement)) will be cancelled and converted into the right to receive such number of Pubco Class A Ordinary Shares as determined in accordance with the exchange ratio provided for in the Merger Agreement (the “Exchange Ratio”), (ii) all Company Specially Designated Ordinary Shares will be canceled and converted into the right to receive the number of Pubco Class B Ordinary Shares equal to the Exchange Ratio, (iii) all outstanding Preferred Shares of Gamehaus will be converted into such number of Gamehaus Ordinary Shares pursuant to the terms and conditions of the Gamehaus’ Memorandum and Articles of Association, and immediately thereafter canceled and converted into the right to receive such number of Pubco Class A Ordinary Shares based on the Exchange Ratio, (iv) each outstanding Golden Star Unit will be automatically detached and the holder thereof will be deemed to hold one Golden Star Ordinary Share and one Golden Star Right, (v) each unredeemed outstanding Golden Star Ordinary Share will be cancelled in exchange for the right to receive one (1) Pubco Class A Ordinary Share, and (vi) every five (5) issued and outstanding Golden Star Rights will be canceled and converted into one (1) Pubco Class A Ordinary Share. The Mergers, together with the other transactions contemplated by the Merger Agreement and the other agreements contemplated thereby may be referred to in this Current Report on Form 8-K as the “Transactions”.

The Business Combination has been unanimously approved by the boards of directors of Golden Star, Gamehaus and the Acquisition Entities and is expected to be consummated in the fourth quarter of 2023 or early 2024.

Conditions to Closing

The consummation of the Business Combination is conditioned upon, among other things: (i) receipt of the required approval by the Golden Star shareholders; (ii) receipt of the required approval by the Gamehaus shareholders; (iii) receipt of the required approval by the shareholders of the Acquisition Entities; (iv) after giving effect to the exercise of the redemption rights of the Golden Star shareholders, Golden Star having at least $5,000,001 of net tangible assets upon the closing of the Business Combination; (v) the absence of any law or governmental order enjoining, prohibiting or making illegal the consummation of the Mergers; (vi) effectiveness of the Registration Statement (as defined below) in accordance with the Securities Act of 1933, as amended (the “Securities Act”); (vii) the Pubco Class A Ordinary Shares shall have been listed on Nasdaq; (viii) receipt of evidence reasonably satisfactory to the parties that Pubco qualifies as a foreign private issuer as of the Closing; (ix) to the extent applicable, receipt of all necessary approvals from the China Securities Regulatory Commission (the “CSRC”) in connection with the Transactions; and (x) necessary consents, approvals and authorizations, including but not limited to, regulatory approval by Nasdaq and the Securities and Exchange Commission (the “SEC”), necessary third-party approvals and the expiration of any waiting period under the Hart-Scott-Rodino Act, if applicable.

In addition, the obligations of Gamehaus and the Acquisition Entities to consummate the Business Combination are also conditioned upon, among other things: (i) the accuracy of the representations and warranties of Golden Star (subject to certain materiality standards set forth in the Merger Agreement); (ii) material compliance by Golden Star with its pre-closing covenants; (iii) resignation or removal of directors and officers of Golden Star, effective as of or prior to the Closing, and delivery of such resignation letters; and (iv) the absence of any effect, development, circumstance, fact, change or event since the date of the Merger Agreement that, individually or in the aggregate, has had, or would reasonably be expected to prevent or materially delay or materially impair the ability of Golden Star to consummate the Transactions or otherwise have a material adverse effect on the Transactions.

Further, the obligation of Golden Star to consummate the Business Combination is also conditioned upon, among other things: (i) the accuracy of the representations and warranties of Gamehaus and the Acquisition Entities (subject to certain materiality standards set forth in the Merger Agreement); (ii) material compliance by Gamehaus and the Acquisition Entities with their pre-closing covenants; (iii) the absence of any effect, development, circumstance, fact, change or event since the date of the Merger Agreement that has had, or would reasonably be expected to have, individually or in the aggregate, a material adverse effect with respect to Gamehaus or the Acquisition Entities that is continuing and uncured; and (iv) receipt of all approvals, waivers or consents from any third parties or government authorities as specified pursuant to the Merger Agreement.

Covenants

The Merger Agreement includes customary covenants of the parties with respect to efforts to satisfy conditions to the consummation of the Business Combination. The covenants under the Merger Agreement include, among other things, covenants providing for the following: (i) Gamehaus’s agreement to (y) operate its business in the ordinary course prior to the closing of the Merger (with certain exceptions) and not to take certain specified actions without the prior written consent of Golden Star, and (z) subject to certain customary legal and other exceptions, provide Golden Star with access to the books, records and financial records of Gamehaus and its subsidiaries, and information about the operations and other affairs of Gamehaus and its subsidiaries, (ii) Gamehaus acknowledging and agreeing that it has no claim against the trust account established for the benefit of the shareholders of Golden Star; and (iii) Golden Star’s agreement to operate its business in the ordinary course prior to the closing of the Merger (with certain exceptions) and not to take certain specified actions without the prior written consent of Gamehaus.

The Merger Agreement also contains additional covenants of the parties, including, among others, a covenant (i) providing for Pubco, Golden Star and Gamehaus to cooperate in the preparation of the Registration Statement on Form F-4 required to be prepared in connection with the Transactions and the registration of the Pubco Class A Ordinary Shares pursuant to the Merger Agreement (the “Registration Statement”), including, in the case of Gamehaus providing such information and responding in a timely manner to comments relating to the proxy statement, including preparation for inclusion in the proxy statement of pro forma financial statements in compliance with the requirements of Regulation S-X and the SEC, (ii) requiring Golden Star to establish a record date for, duly call and give notice of, convene and hold an extraordinary general meeting of the Golden Star shareholders as promptly as practicable following the date that the Registration Statement is declared effective by the SEC under the Securities Act, (iii) requiring the board of directors of Golden Star to recommend to the shareholders of Golden Star the adoption and approval of the Golden Star transaction proposals contemplated by the Merger Agreement, (iv) prohibiting Golden Star and Gamehaus from, among other things, soliciting or negotiating with third parties regarding alternative transactions and agreeing to certain related restrictions and ceasing discussions regarding alternative transactions, (v) each party using its commercially reasonable efforts, and cooperating fully with the other parties, shall take, or cause to be taken, all actions and to do, or cause to be done, all things reasonably necessary, proper or advisable to consummate the Transactions; (vi) Gamehaus seeking the approval of its shareholders of the adoption of the Merger Agreement and other transaction documents and the Transactions; and (vii) the parties also taking all necessary actions to cause Pubco’s board of directors immediately after the Closing to consist of a board of seven directors comprised of one person designated by Golden Star and six persons designated by Gamehaus.

Representations and Warranties

The Merger Agreement contains representations and warranties of Gamehaus and its subsidiaries, including the Acquisition Entities, relating, among other things, to proper organization and qualification; Gamehaus’s subsidiaries; capitalization; due authorization, performance and enforceability against Gamehaus and the Acquisition Entities of the Merger Agreement; absence of conflicts; governmental consents and filings; compliance with laws and possession of requisite governmental permits and approvals; financial statements; absence of undisclosed liabilities; litigation and proceedings; company benefit plans; employees and independent contractors; labor matters; real property; assets; tax matters; environmental matters; brokers’ fees; intellectual property and IT security; material contracts; insurance; related party transactions; international trade and anti-corruption; books and records; supplied information; and no other representations.

The Merger Agreement contains representations and warranties of Golden Star, relating, among other things, to proper organization and qualification; capitalization; due authorization, performance and enforceability against Golden Star of the Merger Agreement; absence of conflicts; required consents and filings; trust account; compliance with laws and possession of requisite governmental permits and approvals; reports filed with the SEC, financial statements, and compliance with the Sarbanes-Oxley Act; absence of certain changes; litigation and proceedings; business activities; material contracts; The Nasdaq Stock Market LLC (the “Nasdaq”) listing; absence of undisclosed liabilities; tax matters; board approval; related party transactions; status under the Investment Company Act of 1940, as amended, and the Jumpstart Our Business Startups Act of 2012; broker’s fees; and independent investigation.

The representations and warranties made in the Merger Agreement will not survive the consummation of the Mergers.

Termination

The Merger Agreement may be terminated under certain customary and limited circumstances prior to the consummation of the Mergers, including: (i) by mutual written consent of Golden Star and Gamehaus; (ii) by either Golden Star or Gamehaus if any law or governmental order (other than a temporary restraining order) is in effect that permanently restrains, enjoins, makes illegal or otherwise prohibits the consummation of the Mergers; (iii) by either Golden Star or Gamehaus if any of the conditions to Closing have not been satisfied or waived by June 30, 2024 (the “Termination Date”); (iv) by either Golden Star or Gamehaus upon a breach of any representations, warranties, covenants or other agreements set forth in the Merger Agreement by the other party if such breach gives rise to a failure of certain closing conditions to be satisfied and cannot or has not been cured within the earlier of 20 days’ following the receipt of notice from the non-breaching party and the Termination Date; (v) by either Golden Star or Gamehaus if the Golden Star shareholder approval is not obtained at its shareholder meeting; or (vi) by Golden Star if the Gamehaus shareholder approval is not obtained or is revoked or sought to revoke by such shareholders.

The foregoing description of the Merger Agreement and the Business Combination does not purport to be complete and is qualified in its entirety by the terms and conditions of the Merger Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 2.1 and the terms of which are incorporated by reference herein.

Certain Related Agreements

Shareholder Support Agreement

Contemporaneously with the execution of the Merger Agreement, Golden Star, Pubco, Gamehaus and certain of the shareholders of Gamehaus entered into a support agreement (the “Shareholder Support Agreement”), pursuant to which, among other things, the Gamehaus shareholders party to the Shareholder Support Agreement agreed not to transfer and will vote their Company Shares in favor of the Merger Agreement (including by execution of written resolutions), the Mergers and the other Transactions. The Gamehaus shareholders party to the Shareholder Support Agreement collectively have a sufficient number of votes to approve the Mergers. The Shareholder Support Agreement and all of its provisions will terminate and be of no further force or effect upon the earlier of the effective time of the Closing, such date and time as the Merger Agreement may be terminated in accordance with its terms, and as to any Gamehaus shareholder party to the Shareholder Support Agreement, upon the written agreement of Golden Star, Gamehaus and such shareholder.

The foregoing description of the Shareholder Support Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Shareholder Support Agreement, the form of which is filed with this Current Report on Form 8-K as Exhibit 10.1 and the terms of which are incorporated by reference herein.

Founder Lock-Up Agreement

Concurrently with the execution and delivery of the Merger Agreement, Gamehaus and Sponsor entered into a Lock-Up Agreement (the “Founder Lock-Up Agreement”), pursuant to which Sponsor, among other things, agreed not to transfer any Pubco Ordinary Shares held by it immediately after the Closing during the applicable lock-up period, subject to customary exceptions. The lock-up period applicable to the Sponsor will be (i) with respect to 100% of the Pubco Ordinary Shares held, issuable or acquirable in respect of any Private Placement Securities (as defined in the Founder Lock-Up Agreement), thirty (30) days from and after the Closing, (ii) with respect to 50% of the Pubco Ordinary Shares held, issuable or acquirable in respect of any Founder Shares (as defined in the Founder Lock-Up Agreement), until the earlier of (A) six (6) months from and after the Closing or (B) the date on which the closing sale price of the Pubco Ordinary Shares has equaled or exceeded $12.50 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations) for any twenty (20) trading days within any thirty (30) consecutive trading day period commencing after the Closing, and (iii) with respect to 50% of the Pubco Ordinary Shares held, issuable or acquirable in respect of any Founder Shares, until six (6) months from and after the Closing, or earlier in either case, if subsequent to the Closing, Pubco completes a liquidation, merger, share exchange, reorganization or other similar transaction that results in all of Pubco’s shareholders having the right to exchange their Ordinary Shares for cash, securities or other property.

The foregoing description of the Founder Lock-Up Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Founder Lock-Up Agreement, the form of which is filed with this Current Report on Form 8-K as Exhibit 10.2 and the terms of which are incorporated by reference herein.

Seller Lock-Up Agreement

Concurrently with the execution and delivery of the Merger Agreement, Gamehaus, Golden Star and certain Gamehaus shareholders entered into a Lock-Up Agreement (the “Seller Lock-Up Agreement”), pursuant to which the securities of Pubco held by certain Gamehaus shareholders (the “Restricted Securities”) will be locked-up and subject to transfer restrictions for a period of time following the Closing, as described below, subject to certain exceptions. The lock-up period applicable to the Restricted Securities will be (i) with respect to 50% of the Restricted Securities, until the earlier of (A) six (6) months from and after the Closing or (B) the date on which the closing sale price of the Pubco Ordinary Shares has equaled or exceeded $12.50 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations) for any twenty (20) trading days within any thirty (30) consecutive trading day period commencing after the Closing, and (ii) with respect to 50% of the Restricted Securities, until six (6) months from and after the Closing, or earlier in either case, if subsequent to the Closing, Pubco completes a liquidation, merger, share exchange, reorganization or other similar transaction that results in all of Pubco’s shareholders having the right to exchange their Ordinary Shares for cash, securities or other property.

The foregoing description of the Seller Lock-Up Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Seller Lock-Up Agreement, the form of which is filed with this Current Report on Form 8-K as Exhibit 10.3 and the terms of which are incorporated by reference herein.

Founder Amended and Restated Registration Rights Agreement

The Merger Agreement contemplates that, at the Closing, Golden Star, Pubco and certain shareholders of Golden Star, including the Sponsor, will enter into an Amended and Restated Registration Rights Agreement (the “Founder Amended and Restated Registration Rights Agreement”), to be effective as of the Closing, pursuant to which Pubco agrees to file a registration statement as soon as practicable upon receipt of a request from certain shareholders to register the resale of certain registrable securities under the Securities Act, subject to required notice provisions to other parties thereto. Pubco has also agreed to provide customary “piggyback” registration rights with respect to such registrable securities and, subject to certain circumstances, to file a resale shelf registration statement to register the resale under the Securities Act of such registrable securities.

The Founder Amended and Restated Registration Rights Agreement also provides that Pubco will pay certain expenses relating to such registrations and indemnify the securityholders against certain liabilities. The rights granted under the Founder Amended and Restated Registration Rights Agreement supersede any prior registration, qualification, or similar rights of the parties with respect to their Pubco securities or Golden Star securities.

The foregoing description of the Founder Amended and Restated Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Founder Amended and Restated Registration Rights Agreement, the form of which is filed with this Current Report on Form 8-K as Exhibit 10.4 and the terms of which are incorporated by reference herein.

Seller Registration Rights Agreement

The Merger Agreement contemplates that, at the Closing, Pubco and certain shareholders of Gamehaus, as applicable, will enter into a Seller Registration Rights Agreement (the “Seller Registration Rights Agreement”), to be effective as of the Closing, pursuant to which Pubco agrees to file a registration statement as soon as practicable upon receipt of a request from certain shareholders to register the resale of certain registrable securities under the Securities Act, subject to required notice provisions to other parties thereto. Pubco has also agreed to provide customary “piggyback” registration rights with respect to such registrable securities and, subject to certain circumstances, to file a resale shelf registration statement to register the resale under the Securities Act of such registrable securities.

The Seller Registration Rights Agreement also provides that Pubco will pay certain expenses relating to such registrations and indemnify the securityholders against certain liabilities. The rights granted under the Seller Registration Rights Agreement supersede any prior registration, qualification, or similar rights of the parties with respect to their Gamehaus securities or Pubco securities.

The foregoing description of the Seller Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Seller Registration Rights Agreement, the form of which is filed with this Current Report on Form 8-K as Exhibit 10.5 and the terms of which are incorporated by reference herein.

The Merger Agreement, Company Shareholder Support Agreement, Founder Lock-Up Agreement, Seller Lock-Up Agreement, Seller Registration Rights Agreement, and Founder Amended and Restated Registration Rights Agreement, have been included to provide investors with information regarding its terms. They are not intended to provide any other factual information about Golden Star or its affiliates. The representations, warranties, covenants and agreements contained in the Merger Agreement, Company Shareholder Support Agreement, Founder Lock-Up Agreement, Seller Lock-Up Agreement, Seller Registration Rights Agreement, and Founder Amended and Restated Registration Rights Agreement, and the other documents related thereto were made only for purposes of the Merger Agreement as of the specific dates therein, were solely for the benefit of the parties to the Merger Agreement, Company Shareholder Support Agreement, Founder Lock-Up Agreement, Seller Lock-Up Agreement, Seller Registration Rights Agreement, and Founder Amended and Restated Registration Rights Agreement, respectively, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement, Company Shareholder Support Agreement, Founder Lock-Up Agreement, Seller Lock-Up Agreement, Seller Registration Rights Agreement, and Founder Amended and Restated Registration Rights Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement, Company Shareholder Support Agreement, Founder Lock-Up Agreement, Seller Lock-Up Agreement, Seller Registration Rights Agreement, and Founder Amended and Restated Registration Rights Agreement, and should not rely on the representations, warranties, covenants and agreements or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, Company Shareholder Support Agreement, Founder Lock-Up Agreement, Seller Lock-Up Agreement, Seller Registration Rights Agreement, and Founder Amended and Restated Registration Rights Agreement, as applicable, which subsequent information may or may not be fully reflected in the Golden Star’s public disclosures.

Item 7.01 Regulation FD Disclosure

On September 18, 2023, Golden Star and Gamehaus issued a press release announcing the execution of the Merger Agreement. Attached hereto as Exhibit 99.1 and incorporated into this Item 7.01 by reference is the copy of the press release.

The information in this Item 7.01 (including Exhibit 99.1) is being furnished and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act, or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information of the information in this Item 7.01.

IMPORTANT NOTICES

Additional Information and Where to Find It

This Current Report on Form 8-K relates to a proposed transaction among Golden Star, Gamehaus and the Acquisition Entities. This Current Report on Form 8-K does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the Business Combination, Gamehaus Holdings will file a registration statement on Form F-4 (as may be amended from time to time, the “Registration Statement”) that will include a preliminary proxy statement of Golden Star and a registration statement/preliminary prospectus of Gamehaus Holdings, and after the Registration Statement is declared effective, Golden Star will mail a definitive proxy statement/prospectus and other relevant documents to its shareholders as of the record date to be established for voting on the proposed transaction in connection with its solicitation of proxies for the vote by its shareholders in connection with the proposed Business Combination and the other matters as will be described in such proxy statement. Golden Star and Pubco will also file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of Golden Star are urged to read the registration statement, the proxy statement/prospectus, and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Golden Star through the website maintained by the SEC at www.sec.gov. The documents filed by Golden Star with the SEC also may be obtained free of charge upon written request to Golden Star Acquisition Corporation, 99 Hudson Street, 5th Floor, New York, New York 10013.

Participants in Solicitation

Golden Star, Pubco, Gamehaus, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the Golden Star shareholders in connection with the proposed transaction. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Golden Star’s shareholders in connection with the proposed transaction will be set forth in the proxy statement/prospectus included in the Registration Statement to be filed with the SEC in connection with the proposed transaction. You can find more information about Golden Star’s directors and executive officers in Golden Star’s final prospectus related to its initial public offering dated May 1, 2023 and subsequent SEC reports. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the proxy statement/prospectus when it becomes available. Shareholders, potential investors and other interested persons should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Forward-Looking Statements Legend

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction among Gamehaus, Golden Star and the Acquisition Entities. Forward-looking statements include information concerning Golden Star’s and Gamehaus’ possible or assumed future results of operations, business strategies, competitive position, industry environment, potential growth opportunities, and the effects of regulation, including whether the Business Combination will generate returns for shareholders. These forward-looking statements are based on Golden Star’s or Gamehaus’ management’s current expectations, projections, and beliefs, as well as a number of assumptions concerning future events. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document. These risks, uncertainties, assumptions, and other important factors include, but are not limited to: (a) the occurrence of any event, change, or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the Business Combination; (b) the outcome of any legal proceedings that may be instituted against Golden Star, Gamehaus, or others following the announcement of the Business Combination and any definitive agreements with respect thereto; (c) the inability to complete the Business Combination due to the failure to obtain the approval of the shareholders of Golden Star or Gamehaus or to satisfy other conditions to closing, including the receipt of certain governmental and regulatory approvals; (d) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (e) the ability to meet the applicable stock exchange listing standards following the consummation of the Business Combination; (f) the risk that the Business Combination disrupts current plans and operations of Gamehaus or its subsidiaries as a result of the announcement and consummation of the transactions described herein; (g) the effect of the announcement or pendency of the transaction on Gamehaus’s business relationships, operating results, and business generally; (h) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of Gamehaus to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (i) costs related to the Business Combination; (j) the price of Golden Star’s securities may be volatile due to a variety of factors, including changes in the competitive and regulated industries in which Gamehaus operates, variations in operating performance across competitors, changes in laws and regulations affecting Gamehaus’s business, Gamehaus’s inability to implement its business plan or meet or exceed its financial projections and changes in the combined capital structure; (k) changes in applicable laws or regulations, including legal or regulatory developments (including, without limitation, accounting considerations) which could result in unforeseen delays in the timing of the Business Combination and negatively impact the trading price of Golden Star’s securities and the attractiveness of the Business Combination to investors; (l) the possibility that Golden Star and Gamehaus may be adversely affected by other economic, business, and/or competitive factors; (m) Gamehaus’ ability to execute its business plans and strategies; (n) Gamehaus’ estimates of expenses and profitability; (o) the amount of redemption requests made by Golden Star’s public shareholders; (p) the risk that the transaction may not be completed by Golden Star’s business combination deadline and the potential failure to obtain extensions of the business deadline if sought by Golden Star; and (q) the effects of natural disasters, terrorist attacks and the spread and/or abatement of infectious diseases, such as COVID-19, on the proposed transactions or on the ability to implement business plans, forecasts, and other risks and uncertainties indicated from time to time in the final prospectus of Golden Star relating to its initial public offering filed with the SEC, including those under “Risk Factors” therein, and other documents filed or to be filed with the SEC by Golden Star. Copies are available on the SEC’s website at www.sec.gov. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of Golden Star’s registration statement on Form S-1 (File No. 333-261569), the joint proxy statement/prospectus on Form F-4 discussed above and other documents filed by Golden Star or Pubco from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Pubco, Gamehaus and Golden Star assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Pubco, Gamehaus nor Golden Star gives any assurance that either Pubco, Gamehaus or Golden Star, or the combined company, will achieve its expectations.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

2.1*	Business Combination Agreement dated as of September 16, 2023
10.1	Form of Company Shareholder Support Agreement
10.2	Form of Founder Lock-Up Agreement
10.3	Form of Seller Lock-Up Agreement
10.4	Form of Founder Amended and Restated Registration Rights Agreement
10.5	Form of Seller Registration Rights Agreement
99.1	Press Release dated September 18, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Certain exhibits and schedules, have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Golden Star hereby undertakes to furnish a supplemental copy of the omitted exhibits and schedules upon request by the SEC; provided, however, that Golden Star may request confidential treatment for any such exhibits or schedules so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: September 21, 2023	Golden Star Acquisition Corporation

	By:	/s/ Linjun Guo
	Name:	Linjun Guo
	Title:	Chief Executive Officer